EXHIBIT (17)(a)(i)

EATON VANCE MICHIGAN MUNICIPAL INCOME FUND Supplement to Prospectus dated December 1, 2010 EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND Supplement to Prospectus dated February 1, 2011

The Board of Trustees of the funds named above (each a "Fund" and together the "Funds") recently approved a proposal to reorganize the Funds into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Funds. Proxy materials describing the proposed reorganization are expected to be mailed in May 2011 to each Fund’s record date shareholders. If shareholders of a Fund approve that Fund’s reorganization, that reorganization is expected to be completed in the second quarter of 2011. For additional information regarding the investment strategies and principal risks of National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http:// funddocuments.eatonvance.com.

After the close of business on April 14, 2011, each Fund will be closed to new investors.

March 22, 2011	5067-3/11	MIRIPS

Eaton Vance Arizona Municipal Income Fund
Class A Shares - ETAZX Class B Shares - EVAZX		Class C Shares - ECAZX	Class I Shares - EIAZX
Eaton Vance Connecticut Municipal Income Fund
Class A Shares - ETCTX Class B Shares - EVCTX		Class C Shares - ECCTX	Class I Shares - EICTX
Eaton Vance Michigan Municipal Income Fund
Class A Shares - ETMIX Class C Shares - ECMIX Class I Shares - EIMIX
Eaton Vance Minnesota Municipal Income Fund
Class A Shares - ETMNX	Class B Shares - EVMNX	Class C Shares - ECMNX Class I Shares - EIMNX
Eaton Vance New Jersey Municipal Income Fund
Class A Shares - ETNJX Class C Shares - ECNJX Class I Shares - EINJX
Eaton Vance Pennsylvania Municipal Income Fund
Class A Shares - ETPAX Class B Shares - EVPAX		Class C Shares - ECPAX	Class I Shares - EIPAX

Mutual funds providing tax-exempt income

Prospectus Dated
December 1, 2010
as revised February 17, 2011

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
Arizona Fund	3
Connecticut Fund	7
Michigan Fund	11
Minnesota Fund	15
New Jersey Fund	19
Pennsylvania Fund	23
Important Information Regarding Fund Shares	27
Investment Objectives & Principal Policies and Risks	28
Management and Organization	29
Valuing Shares	31
Purchasing Shares	31
Sales Charges	34
Redeeming Shares	36
Shareholder Account Features	37
Additional Tax Information	38
Financial Highlights	42
Arizona Fund	42
Connecticut Fund	44
Michigan Fund	46
Minnesota Fund	47
New Jersey Fund	49
Pennsylvania Fund	51

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Fund Summaries

Arizona Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Arizona state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 34 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value
of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.01%
Expenses other than Interest Expense	0.20%
Other Expenses (estimated for Class I)		0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses		0.76%	1.51%	1.51%	0.56%

(1)	Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.75% for Class A, 1.50% for Class B and Class C and 0.55% for Class I. See “Investment Objectives
& Principal Policies and Risks" in this Prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$549	$706	$ 877	$1,372	$549	$706	$877	$1,372
Class B shares	$654	$877	$1,024	$1,599	$154	$477	$824	$1,599
Class C shares	$254	$477	$ 824	$1,802	$154	$477	$824	$1,802
Class I shares	$57	$179	$ 313	$ 701	$57	$179	$313	$ 701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P")

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011 or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, the higher rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, for total return or as a substitute for the purchase or sale of securities.

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs credit and investment analysis primarily with respect to lower rated securities and generally does not rely on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund may concentrate its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. No performance is shown for Class I shares because they have not had a full calendar year of operations. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

During the ten years ended December 31, 2009, the highest quarterly total return for Class B was 9.09% for the quarter ended September 30, 2009, and the lowest quarterly return was –7.79% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to September 30, 2010) was 4.93%. For the 30 days ended July 31, 2010, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 37.95%) for Class A shares were 3.30% and 5.32%, respectively, for Class B shares were 2.72% and 4.38%, respectively, and for Class C shares were 2.72% and 4.38%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years
Class A Return Before Taxes	18.44%	2.65%	4.55%
Class B Return Before Taxes	18.34%	2.53%	4.29%
Class B Return After Taxes on Distributions	18.34%	2.53%	4.28%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	13.42%	2.70%	4.27%
Class C Return Before Taxes	22.32%	2.88%	4.29%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	18.52%	4.49%	6.50%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class C performance shown above for the period prior to December 16, 2005 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Manager. The Fund is managed by Craig R. Brandon, Vice President of BMR, who has managed the Fund since 2004.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Connecticut Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Connecticut state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 34 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.38%	0.38%	0.38%	0.38%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.05%
Expenses other than Interest Expense	0.18%
Other Expenses		0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses		0.81%	1.56%	1.56%	0.61%

(1)	Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense were not included, Total Annual Fund Operating Expenses would have been 0.76% for Class A, 1.51% for Class B and Class C, and 0.56% for Class I. See “Investment Objectives
& Principal Policies and Risks" in this Prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$554	$721	$ 903	$1,429	$554	$721	$903	$1,429
Class B shares	$659	$893	$1,050	$1,655	$159	$493	$850	$1,655
Class C shares	$259	$493	$ 850	$1,856	$159	$493	$850	$1,856
Class I shares	$62	$195	$ 340	$ 762	$62	$195	$340	$ 762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011 considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, the higher rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, for total return or as a substitute for the purchase or sale of securities.

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs credit and investment analysis primarily with respect to lower rated securities and generally does not rely on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund may concentrate its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

During the ten years ended December 31, 2009, the highest quarterly total return for Class B was 8.50% for the quarter ended September 30, 2009, and the lowest quarterly return was –5.74% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to September 30, 2010) was 5.12%. For the 30 days ended July 31, 2010, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.23%) for Class A shares were 3.26% and 5.36%, respectively, for Class B shares were 2.67% and 4.39%, respectively, for Class C shares were 2.67% and 4.39%, respectively, and for Class I shares were 3.62% and 5.96%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years
Class A Return Before Taxes	14.95%	2.26%	4.39%
Class B Return Before Taxes	14.78%	2.12%	4.13%
Class B Return After Taxes on Distributions	14.77%	2.11%	4.12%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	11.10%	2.31%	4.10%
Class C Return Before Taxes	18.76%	2.46%	4.13%
Class I Return Before Taxes	20.94%	3.32%	4.93%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	18.52%	4.49%	6.50%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to February 9, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations), is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Manager. The Fund is managed by William H. Ahern, Vice President of BMR, who has managed the Fund since 1997.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Michigan Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Michigan state and city income taxes and the net income tax portion of the Michigan business tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 34 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class C	Class I
Management Fees		0.27%	0.27%	0.27%
Distribution and Service (12b-1) Fees		0.20%	0.95%	n/a
Interest Expense(1)	0.01%
Expenses other than Interest Expense	0.28%
Other Expenses (estimated for Class I)		0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses		0.76%	1.51%	0.56%

(1)	Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.75% for Class A, 1.50% for Class C and 0.55% for Class I. See “Investment Objectives & Principal
Policies and Risks" in this Prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$549	$706	$877	$1,372	$549	$706	$877	$1,372
Class C shares	$254	$477	$824	$1,802	$154	$477	$824	$1,802
Class I shares	$57	$179	$313	$ 701	$57	$179	$313	$ 701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011 net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, the higher rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, for total return or as a substitute for the purchase or sale of securities.

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs credit and investment analysis primarily with respect to lower rated securities and generally does not rely on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund may concentrate its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. No performance is shown for Class I shares because they have not had a full calendar year of operations. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

During the ten years ended December 31, 2009, the highest quarterly total return for Class A was 11.16% for the quarter ended September 30, 2009, and the lowest quarterly return was –7.21% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to September 30, 2010) was 6.01%. For the 30 days ended July 31, 2010, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 37.83%) for Class A shares were 3.54% and 5.69%, respectively, and for Class C shares were 2.96% and 4.76%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years
Class A Return Before Taxes	15.83%	1.96%	4.49%
Class A Return After Taxes on Distributions	15.82%	1.93%	4.45%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	12.06%	2.28%	4.52%
Class C Return Before Taxes	19.70%	2.38%	4.71%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	18.52%	4.49%	6.50%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class C. The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance of Class A shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Manager. The Fund is managed by William H. Ahern, Vice President of BMR, who has managed the Fund since 2000.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Minnesota Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and regular Minnesota state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 34 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.95%	n/a
Other Expenses (estimated for Class I)	0.18%	0.19%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.73%	1.49%	1.48%	0.53%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$546	$697	$ 862	$1,338	$546	$697	$862	$1,338
Class B shares	$652	$871	$1,013	$1,574	$152	$471	$813	$1,574
Class C shares	$251	$468	$ 808	$1,768	$151	$468	$808	$1,768
Class I shares	$54	$170	$ 296	$ 665	$54	$170	$296	$ 665

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, the higher rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50%

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011 of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, for total return or as a substitute for the purchase or sale of securities.

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs credit and investment analysis primarily with respect to lower rated securities and generally does not rely on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

In order for income distributed by the Fund to be exempt from regular Minnesota state personal income tax, at least 95% of the Fund’s exempt-interest dividends must be from tax-exempt obligations of Minnesota or its agencies, municipalities, sub-divisions or instrumentalities.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund may concentrate its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. No performance is shown for Class I shares because they have not had a full calendar year of operations. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

During the ten years ended December 31, 2009 the highest quarterly total return for Class B was 8.00% for the quarter ended March 31, 2009, and the lowest quarterly return was –6.38% for the quarter ended September 30, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to September 30, 2010) was 4.69%. For the 30 days ended July 31, 2010, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 40.10%) for Class A shares were 3.13% and 5.23%, respectively, for Class B shares were 2.54% and 4.24%, respectively, and for Class C shares were 2.54% and 4.24%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years
Class A Return Before Taxes	14.59%	3.35%	4.75%
Class B Return Before Taxes	14.40%	3.21%	4.50%
Class B Return After Taxes on Distributions	14.39%	3.21%	4.49%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	10.67%	3.27%	4.44%
Class C Return Before Taxes	18.29%	3.48%	4.45%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	18.52%	4.49%	6.50%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to December 21, 2005 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Manager. The Fund is managed by Craig R. Brandon, Vice President of BMR, who has managed the Fund since 2004.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

New Jersey Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and New Jersey state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 34 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class C	Class I
Management Fees		0.42%	0.42%	0.42%
Distribution and Service (12b-1) Fees		0.20%	0.95%	n/a
Interest Expense(1)	0.11%
Other Expenses other than Interest Expense	0.17% (0.16% for Class C and Class I)
Other Expenses		0.28%	0.27%	0.27%
Total Annual Fund Operating Expenses		0.90%	1.64%	0.69%

(1)	Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, the Fund’s Total Annual Operating Expenses would have been 0.79% for Class A, 1.53% for Class C and 0.58% for Class I. See “Investment Objectives &
Principal Policies and Risks" in this Prospectus for a description of these transactions.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$562	$748	$950	$1,530	$562	$748	$950	$1,530
Class C shares	$267	$517	$892	$1,944	$167	$517	$892	$1,944
Class I shares	$70	$221	$384	$ 859	$70	$221	$384	$ 859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011 net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, the higher rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, for total return or as a substitute for the purchase or sale of securities.

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs credit and investment analysis primarily with respect to lower rated securities and generally does not rely on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund may concentrate its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

During the ten years ended December 31, 2009, the highest quarterly total return for Class A was 12.85% for the quarter ended September 30, 2009, and the lowest quarterly return was –15.29% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to September 30, 2010) was 6.94%. For the 30 days ended July 31, 2010, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 40.83%) for Class A shares were 4.40% and 7.44%, respectively, for Class C shares were 3.87% and 6.54%, respectively, and for Class I shares were 4.82% and 8.15%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years
Class A Return Before Taxes	25.94%	1.25%	4.16%
Class A Return After Taxes on Distributions	25.91%	1.24%	4.15%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	18.90%	1.73%	4.29%
Class C Return Before Taxes	30.23%	1.59%	4.33%
Class I Return Before Taxes	32.43%	2.32%	4.70%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	18.52%	4.49%	6.50%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class C. The Class C performance shown above for the period prior to December 14, 2005 (commencement of operations) is the performance of Class A shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations), is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Manager. The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2010.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Pennsylvania Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 34 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.43%	0.43%	0.43%	0.43%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.09%
Other Expenses other than Interest Expense	0.16% (0.17% for Class B and Class I)
Other Expenses		0.25%	0.26%	0.25%	0.26%
Total Annual Fund Operating Expenses		0.88%	1.64%	1.63%	0.69%

(1)	Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.79% for Class A, 1.55% for Class B , 1.54% for Class C, and 0.60% for Class I. See “Investment
Objectives & Principal Policies and Risks" in this Prospectus for a description of these transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$561	$742	$ 939	$1,508	$561	$742	$939	$1,508
Class B shares	$667	$917	$1,092	$1,741	$167	$517	$892	$1,741
Class C shares	$266	$514	$ 887	$1,933	$166	$514	$887	$1,933
Class I shares	$70	$221	$ 384	$ 859	$70	$221	$384	$ 859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011 considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, the higher rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, for total return or as a substitute for the purchase or sale of securities.

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs credit and investment analysis primarily with respect to lower rated securities and generally does not rely on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund may concentrate its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

During the ten years ended December 31, 2009, the highest quarterly total return for Class B was 11.99% for the quarter ended March 31, 2009, and the lowest quarterly return was –12.45% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to September 30, 2010) was 3.58%. For the 30 days ended July 31, 2010, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 37.00%) for Class A shares were 4.17% and 6.62%, respectively, for Class B shares were 3.63% and 5.76%, respectively, for Class C shares were 3.63% and 5.76, respectively, and for Class I shares were 4.58% and 7.27%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years
Class A Return Before Taxes	25.65%	2.21%	4.40%
Class B Return Before Taxes	25.48%	2.09%	4.14%
Class B Return After Taxes on Distributions	25.48%	2.09%	4.14%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	18.28%	2.36%	4.19%
Class C Return Before Taxes	29.79%	2.42%	4.14%
Class I Return Before Taxes	32.15%	3.36%	4.99%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	18.52%	4.49%	6.50%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to January 12, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations), is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Manager. The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Important Information Regarding Fund Shares Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class B and Class C shares and $250,000 for Class I shares (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Each Fund’s distributions are expected to be exempt from regular federal income tax and the state taxes specified in the Fund’s objective. Distributions of any net realized gains are expected to be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), a Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Investment Objectives & Principal Policies and Risks

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in Fund Summaries. Set forth below is additional information about such policies and risks.

Each Fund is permitted to engage in the following investment practices to the extent set forth in "Fund Summaries" above. References to the "Fund" below are to each Fund, as applicable.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax and the state taxes each Fund seeks to avoid. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors also may be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Credit Quality. Rating agencies are private services that provide ratings of the credit quality of certain fixed income securities. Although the investment adviser considers ratings when making decisions, it performs credit and investment analysis primarily with respect to lower rated securities and generally does not rely on the ratings assigned by the rating services. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s investment analysis, if applicable, at the time of rating. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates.  A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning the BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.

Derivatives. The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator ("reference instruments"). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions. The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Residual Interest Bonds. Residual interest bonds are issued by a trust (the”trust”) that holds municipal securities and the value of the residual interest bonds is derived from the value of such securities. The trust also issues floating rate notes to third parties that may be senior to the residual interest bonds. Residual interest bonds make interest payments to holders that bear an inverse relationship to the interest rate paid on the floating rate notes. As required by applicable accounting standards, interest paid by the trust to the floating rate note holders may be reflected as income in the Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders. While residual interest bonds create leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

Futures Contracts. The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Credit Default Swaps. Credit default swap agreements ("CDS") enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument). The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the Fund may be required to purchase securities or other instruments to meet delivery obligations. The Fund may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. These transactions involve risks, including counterparty risk.

Credit Linked Notes, Credit Options and Similar Investments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference instrument"). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Forward Rate Agreements. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including counterparty risk.

Maturity. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be reduced as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features.

Borrowing. The Fund is authorized to borrow in accordance with applicable regulations, but currently intends to borrow only for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions). The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

Cash and Cash Equivalents. The Fund may invest in cash or cash equivalents, including short-term municipal securities, for cash management purposes. During unusual market conditions, the Fund may invest up to 50% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective. Interest income from temporary investments may be taxable.

Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include securities eligible for resale pursuant to Rule 144A thereunder. Certain Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

General. Unless otherwise stated, a Fund’s investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s 80% Policy only may be changed with shareholder approval and, for the purpose of such policy, net assets include any assets purchased with borrowings for investment purposes.

Each Fund’s investment policies include a provision allowing the Fund to invest (i) all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; or (ii) in more than one open-end management investment company sponsored by Eaton Vance or its affiliates, provided any such companies have investment objectives, policies and restrictions that are consistent with those of the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. A Fund may initiate investments in one or more such investment companies at any time without shareholder approval.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $185 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate
1	up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

For the fiscal year ended July 31, 2010, the effective annual rate of investment advisory fees paid to BMR based on average daily net assets are stated below.

	Net Assets on
Fund	July 31, 2010	Advisory Fee
Arizona	$ 94,971,364	0.35%
Connecticut	$130,941,428	0.38%
Michigan	$ 50,133,388	0.27%
Minnesota	$108,365,040	0.35%
New Jersey	$254,097,201	0.42%
Pennsylvania	$308,799,341	0.43%

Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement.

William H. Ahern is the portfolio manager of the Connecticut Fund (since November 24, 1997) and the Michigan Fund (since January 17, 2000). Craig R. Brandon is the portfolio manager of the Arizona Fund (since September 13, 2004) and the Minnesota Fund (since September 13, 2004). Adam A. Weigold is the portfolio manager of the New Jersey Fund (since February 22, 2010) and the Pennsylvania Fund (since October 1, 2007). Each portfolio manager is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios, and Mr. Ahern and Mr. Brandon have managed Eaton Vance portfolios for more than five years. Mr. Weigold was appointed a portfolio manager in 2007 and has been a municipal credit analyst of Eaton Vance for more than five years.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Organization. Each Fund is a series of Eaton Vance Municipals Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the "Exchange") is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order not later than 4:00 p.m. in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Funds do not issue share certificates.

Class A, Class B and Class C Shares

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com. Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested. For more information about purchasing shares through the Internet, please call 1-800-262-1122.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by providing written instructions. Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts (other than for Class I), certain group purchase plans (including proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Your

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011 initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by providing written instructions. Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone the Shareholder Services Department at 1-800-262-1122 to be assigned an account number. You may request a current account application by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time). The Shareholder Services Department must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip exchange (exchanging from one fund to another fund and back again) within 90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because each Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

  transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);
  transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
  transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or
  transactions in shares of Eaton Vance U.S. Government Money Market Fund.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.20% annually of average daily net assets.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution and service fees equal to 0.95% annually of average daily net assets. Class B shares automatically convert to Class A shares after eight years. Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 0.95% annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under "Sales Charges" below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00**	0.00**	1.00%

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform. Such clients may include individuals, corporations, foundations and endowments. Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge. Class A, Class B and Class C shares are subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1,000,000 or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC	CDSCs are based on the lower of the net asset value at the
First or Second 5% Third 4% Fourth 3% Fifth 2% Sixth 1% Seventh or following 0%		time of purchase or at the time of redemption. Shares
acquired through the reinvestment of distributions are
exempt from the CDSC. Redemptions are made first from
shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C shares also pay service fees to the principal underwriter equal to 0.20% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.20% of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such financial intermediaries. Although there is no present intention to do so, Class A, Class B and Class C could pay service fees of up to 0.25% annually upon Trustee approval. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers.
The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in
The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion
signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday,
8:00 a.m. to 6:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more
Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
By Internet	Certain shareholders can redeem by logging on to the Eaton Vance website at
www.eatonvance.com. Proceeds of internet redemptions are generally limited to
$100,000 per account (which may include shares of one or more Eaton Vance funds)
and can be sent only to the account address or to a bank pursuant to prior instructions.
For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in proper form (meaning that it is complete and contains all necessary information) by a Fund’s transfer agent or your financial intermediary. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address). Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail. You may be required to pay the costs of such transaction by a Fund or your bank. No costs are currently charged by a Fund. However, charges may apply for expedited mail delivery services. Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
•Partial Reinvest	Dividends are paid in cash and capital gains are reinvested in additional shares.
Option
•Cash Option	Distributions are paid in cash.
•Exchange Option	Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may receive the following:

  Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
  Periodic account statements, showing recent activity and total share balance.
  Tax information needed to prepare your income tax returns.
  Proxy materials, in the event a shareholder vote is required.
  Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website 30 days after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter on the Eaton Vance website approximately ten business days after the month end and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares".

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes of a Fund may distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute tax-exempt income to you. Distributions of net realized gains, if any, will be made at least annually (usually in December). The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions of such income under the state or local tax laws.

A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011 of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. Each Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to the AMT, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment. Additional information about state taxes is provided below.

Arizona. In the opinion of special tax counsel to the Arizona Fund, provided that the Arizona Fund qualifies as a regulated investment company for federal income taxes under Subchapter M of the Internal Revenue Code (the “Code”), individuals, trusts, estates and corporations who are holders of the Arizona Fund and who are subject to Arizona income tax will not be subject to Arizona income tax on dividend income from the Arizona Fund to the extent that: (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and (b) such dividends are derived from obligations of the U.S. government and its possessions or from obligations of the State of Arizona or any of its political subdivisions. Other distributions from the Arizona Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from Arizona income tax. Interest or other related expenses incurred to purchase or carry shares of the Arizona Fund generally will not be deductible for Arizona income tax purposes.

Connecticut. In the opinion of special tax counsel to the Connecticut Fund, shareholders of the Connecticut Fund will not be subject to the Connecticut personal income tax, which is imposed on the Connecticut taxable income of individuals, trusts, and, estates, in the case of distributions received from the Connecticut Fund to the extent that such distributions qualify as exempt-interest dividends for federal income tax purposes and are derived from interest on obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district or similar public entity created under Connecticut law (“Connecticut Obligations”), or on obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of Puerto Rico, the U.S. Virgin Islands or Guam.

Other distributions from the Connecticut Fund, including dividends attributable to interest on obligations of issuers in other states and all long-term and short-term capital gains, will not be exempt from the Connecticut personal income tax, except that, in the case of shareholders holding shares of the Connecticut Fund as capital assets, distributions qualifying as capital gain dividends for federal income tax purposes will not be subject to such tax to the extent they are derived from Connecticut Obligations. Distributions from the Connecticut Fund that constitute items of tax preference for purposes of the federal alternative minimum tax will not be subject to the net Connecticut minimum tax, which is applicable to taxpayers subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax, to the extent such distributions qualify as exempt-interest dividends derived from Connecticut Obligations or from obligations the interest on which Connecticut is prohibited from taxing by federal law, but other such distributions from the Connecticut Fund could cause or increase liability for the net Connecticut minimum tax.

Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from federal income tax, will be subject to the Connecticut Corporation Business Tax if received by a corporation or other entity subject to such tax, but a portion of such distributions not qualifying as exempt-interest dividends or capital gain dividends for federal income tax purposes might qualify for the dividends-received deduction provided under that Connecticut tax.

Michigan. The Michigan Fund has received an opinion from special tax counsel to the Michigan Fund, to the effect that shareholders of the Michigan Fund who are subject to the Michigan state income tax or city income tax will not be subject to such taxes on their Michigan Fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on obligations held by the Michigan Fund which is exempt from regular federal income tax and is exempt from Michigan state income and city income taxes and Michigan single business tax (“Michigan tax-exempt obligations”). The Michigan business tax (“MBT”) was enacted, effective January 1, 2008. The MBT has two components consisting of a tax (4.95%) on business income and a tax (0.8%) on gross receipts. In general, an additional surcharge of 21.99% of a taxpayer’s liability under the MBT will also be imposed on those taxpayers subject to the tax. Michigan Fund dividends that are exempt-interest dividends attributable to Michigan tax-exempt obligations will be exempt from the business income tax component of the MBT. In general, gross receipts subject to the gross receipts tax component of the MBT include all amounts received from any activity conducted for the benefit of the taxpayer. Exceptions from the definition of gross receipts and, therefore, exemptions from the gross receipts tax component of the MBT are provided for: 1) the receipts generated from personal investment activity of individuals, estates, and partnerships and trusts organized for estate or gift planning purposes; and 2) the receipts from investment activity of a person that is organized exclusively to conduct investment activity and that does not conduct investment activity for any person other than an individual or a person related to that individual. Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains (subject to the limitation described in the foregoing sentence), will be subject to the Michigan income tax or MBT and may be subject to the city income taxes imposed by certain Michigan cities. Shareholders should consult their tax advisers concerning the applicability of Michigan state and city taxes to their investment in the Michigan Fund.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Minnesota. Based on the advice of special tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a “regulated investment company” under the Code, exempt-interest dividends paid by the Minnesota Fund and derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities (“Minnesota Sources”), will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts, provided that the portion of all exempt-interest dividends paid by the Minnesota Fund that are derived from Minnesota Sources represent at least 95% or more of the exempt-interest dividends paid by the Minnesota Fund in a taxable year. Furthermore, exempt-interest dividends, if any, derived from interest on certain obligations issued by U.S. territories and possessions will also be exempt from the regular Minnesota personal income tax. Other dividends paid by the Minnesota Fund, including other exempt-interest dividends paid from sources other than Minnesota Sources, and distributions derived from net short-term and long-term capital gains, are not exempt from the regular Minnesota personal income tax imposed on individuals, estates, and trusts.

Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on the taxpayer’s federal alternative minimum taxable income. To the extent that exempt-interest dividends are included in federal alternative minimum taxable income, they will also be included in Minnesota alternative minimum taxable income.

All distributions from the Minnesota Fund, including exempt-interest dividends derived from Minnesota Sources will be includable in taxable income for purposes of determining the Minnesota franchise tax imposed on corporations.

Interest on indebtedness which is incurred or continued by an individual, a trust or an estate to purchase or carry shares of the Minnesota Fund generally will not be deductible for regular Minnesota personal income tax purposes.

New Jersey. The New Jersey Fund intends to satisfy New Jersey’s statutory requirements for treatment as a “Qualified Investment Fund” under the provisions of the New Jersey Gross Income Tax Act (N.J.S.A. Sections 54A: 5-1 et seq.), as amended and any regulations promulgated thereunder. The New Jersey Fund has obtained an opinion of special tax counsel to the New Jersey Fund that, provided the New Jersey Fund limits its investments to those described in this prospectus and otherwise satisfies such statutory requirements, shareholders of the New Jersey Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Fund that are attributable to interest or gain realized by the New Jersey Fund from obligations the interest on which is exempt from regular federal income tax and is exempt from New Jersey state personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Fund will not be excluded from net income and shares of the New Jersey Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

Pennsylvania. Provided that the Pennsylvania Fund qualifies as a "regulated investment company" under the Code and is registered under the 1940 Act, distributions made out of earnings and profits of the Pennsylvania Fund derived from interest on obligations which are statutorily free from state taxation in Pennsylvania (“Exempt Obligations”) will not be taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term “Exempt Obligations” includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain U.S. government obligations and certain qualifying obligations of U.S. territories and possessions. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.

Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions made by the Pennsylvania Fund, provided such distributions are derived from interest on Exempt Obligations. For Pennsylvania corporate net income tax purposes, however, the exemption of any such distribution that was included in U.S. federal taxable income shall be reduced by any interest on indebtedness incurred to carry the shares, any expenses incurred in the production of such income, and any other expenses deducted on the U.S. federal income tax return that would not have been allowed if the distribution were exempt from U.S. federal income tax. To support any claim for exemption, the corporate taxpayer must submit evidence that the income was received from a regulated investment company and submit a schedule indicating the percentage of income applicable to exempt and non-exempt assets. Distributions of capital gain attributable to Exempt Obligations will be subject to the Pennsylvania corporate net income tax. In addition, corporate shareholders will be entitled to a pass-through exemption in computing the exempt single-asset fraction for capital stock/franchise tax purposes. Specifically, an investment in the Pennsylvania Fund is granted an exemption for the same percentage as the deduction allowed from taxable income, on a pass-through basis, for purposes of the corporate net income tax.

Gain from the sale, exchange or other disposition of the shares generally will be subject to the Pennsylvania personal income tax and corporate net income tax.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Shares of the Pennsylvania Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Pennsylvania Fund consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax, provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by the Pennsylvania Fund for the year. The Pennsylvania Fund will report such percentage to its investors. Gain from the sale, exchange or other disposition of shares of the Pennsylvania Fund will be subject to the Philadelphia School District Investment Net Income Tax if the shares have been held for a period of six months or less prior to the disposition.

Shares of the Pennsylvania Fund may be subject to the Pennsylvania inheritance tax and Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Arizona Fund
	Year Ended July 31,
	2010			2009			2008
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value - Beginning of year	$ 8.960	$ 9.960	$ 9.970	$ 9.220	$10.250	$10.260	$ 9.750	$10.840	$10.840
Income (Loss) From Operations
Net investment income(1)	$ 0.400	$ 0.367	$ 0.367	$ 0.409	$ 0.383	$ 0.382	$ 0.417	$ 0.385	$ 0.382
Net realized and unrealized gain (loss)	0.427	0.468	0.468	(0.266)	(0.299)	(0.298)	(0.535)	(0.597)	(0.584)
Total income (loss) from operations	$ 0.827	$ 0.835	$ 0.835	$ 0.143	$ 0.084	$ 0.084	$ (0.118)	$ (0.212)	$ (0.202)
Less Distributions
From net investment income	$ (0.387)	$ (0.355)	$ (0.355)	$ (0.403)	$ (0.374)	$ (0.374)	$ (0.412)	$ (0.378)	$ (0.378)
Total distributions	$ (0.387)	$ (0.355)	$ (0.355)	$ (0.403)	$ (0.374)	$ (0.374)	$ (0.412)	$ (0.378)	$ (0.378)
Net asset value - End of year	$ 9.400	$10.440	$10.450	$ 8.960	$ 9.960	$ 9.970	$ 9.220	$10.250	$10.260
Total Return(4)	9.35%	8.47%	8.46%	1.85%	1.06%	1.06%	(1.23)%	(1.99)%	(1.89)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$83,120	$ 3,086	$ 8,765	$82,365	$ 4,759	$ 8,561	$92,266	$ 7,416	$ 8,481
Ratios (as a percentage of average daily net
assets):
Expenses excluding interest and fees	0.75%	1.50%	1.50%	0.80%	1.55%	1.55%	0.76%	1.51%	1.51%
Interest and fee expense(10)	0.01%	0.01%	0.01%	0.06%	0.06%	0.06%	0.14%	0.14%	0.14%
Total expenses before custodian fee reduction	0.76%	1.51%	1.51%	0.86%	1.61%	1.61%	0.90%	1.65%	1.65%
Expenses after custodian fee reduction
excluding interest and fees	0.75%	1.50%	1.50%	0.79%	1.54%	1.54%	0.73%	1.48%	1.48%
Net investment income	4.30%	3.55%	3.54%	4.75%	4.01%	3.98%	4.37%	3.63%	3.61%
Portfolio Turnover	5%	5%	5%	18%	18%	18%	21%	21%	21%

                 (See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)
	Arizona Fund
	Year Ended July 31,
	2007			2006
	Class A	Class B	Class C	Class A	Class B	Class C(2)
Net asset value - Beginning of year/period	$ 9.730	$10.810	$10.820	$9.780	$10.870	$10.760
Income (Loss) From Operations
Net investment income(1)	$ 0.433	$ 0.404	$ 0.388	$0.438	$ 0.409	$ 0.241
Net realized and unrealized gain (loss)	0.013	0.017	0.023	(0.055)	(0.070)	0.063(6)
Total income from operations	$ 0.446	$ 0.421	$ 0.411	$0.383	$ 0.339	$ 0.304
Less Distributions
From net investment income	$ (0.426)	$ (0.391)	$ (0.391)	$ (0.433)	$ (0.399)	$ (0.244)
Total distributions	$ (0.426)	$ (0.391)	$ (0.391)	$ (0.433)	$ (0.399)	$ (0.244)
Net asset value - End of year/period	$ 9.750	$10.840	$10.840	$9.730	$10.810	$10.820
Total Return(4)	4.62%	3.92%	3.82%	4.00%	3.18%	2.84%(7)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$91,301	$ 8,834	$ 6,835	$72,090	$12,958	$ 994
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%(5)	1.51%(5)	1.51%(5)	0.77%	1.52%	1.52%(8)
Interest and fee expense(10)	0.22%	0.22%	0.22%	0.27%	0.27%	0.27%(8)
Total expenses before custodian fee reduction	0.98%(5)	1.73%(5)	1.73%(5)	1.04%	1.79%	1.79%(8)
Expenses after custodian fee reduction excluding interest and fees	0.71%(5)	1.46%(5)	1.46%(5)	0.74%	1.49%	1.49%(8)
Net investment income	4.40%	3.69%	3.55%	4.50%	3.78%	3.55%(8)
Portfolio Turnover	17%	17%	17%	17%	17%	17%(9)

       (See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)
	Connecticut Fund
	Year Ended July 31,
	2010				2009
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$ 9.750	$ 9.700	$ 9.710	$ 9.750	$ 9.990	$ 9.940	$ 9.950	$ 9.990
Income (Loss) From Operations
Net investment income(1)	$ 0.425	$ 0.348	$ 0.347	$ 0.446	$ 0.446	$ 0.375	$ 0.372	$ 0.461
Net realized and unrealized gain (loss)	0.455	0.465	0.466	0.464	(0.241)	(0.244)	(0.240)	(0.237)
Total income from operations	$ 0.880	$ 0.813	$ 0.813	$ 0.910	$ 0.205	$ 0.131	$ 0.132	$ 0.224
Less Distributions
From net investment income	$ (0.430)	$ (0.353)	$ (0.353)	$ (0.450)	$ (0.445)	$(0.371)	$(0.372)	$(0.464)
Total distributions	$ (0.430)	$ (0.353)	$ (0.353)	$ (0.450)	$ (0.445)	$(0.371)	$(0.372)	$(0.464)
Net asset value - End of year	$ 10.200	$10.160	$10.170	$10.210	$ 9.750	$ 9.700	$ 9.710	$ 9.750
Total Return(4)	9.14%	8.46%	8.46%	9.46%	2.31%	1.53%	1.53%	2.52%
Ratios/Supplemental Data
Net assets, end of year (000’s
omitted)	$110,955	$ 5,619	$ 7,684	$ 6,684	$107,689	$ 8,387	$ 5,664	$ 2,122
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	1.51%	1.51%	0.56%	0.80%	1.55%	1.55%	0.60%
Interest and fee expense(10)	0.05%	0.05%	0.05%	0.05%	0.15%	0.15%	0.15%	0.15%
Total expenses before custodian fee reduction	0.81%	1.56%	1.56%	0.61%	0.95%	1.70%	1.70%	0.75%
Expenses after custodian fee reduction excluding
interest and fees	0.76%	1.51%	1.51%	0.56%	0.79%	1.54%	1.54%	0.59%
Net investment income	4.20%	3.46%	3.44%	4.40%	4.72%	3.99%	3.96%	4.87%
Portfolio Turnover	10%	10%	10%	10%	20%	20%	20%	20%

                                            (See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)
	Connecticut Fund
	Year Ended July 31,
	2008				2007			2006
	Class A	Class B	Class C	Class I (2)	Class A	Class B	Class C	Class A	Class B	Class C(2)
Net asset value - Beginning of year/period	$ 10.530	$10.480	$10.480	$ 9.780	$ 10.530	$10.480	$10.480	$ 10.660	$10.610	$10.550
Income (Loss) From Operations
Net investment income(1)	$ 0.446	$ 0.367	$ 0.366	$ 0.196	$0.437	$ 0.356	$ 0.355	$ 0.442	$ 0.362	$ 0.152
Net realized and unrealized gain (loss)	(0.548)	(0.552)	(0.541)	0.203	0.000(3)	(0.001)	0.000(3)	(0.134)	(0.136)	(0.054)
Total income (loss) from operations	$ (0.102)	$ (0.185)	$ (0.175)	$ 0.399	$0.437	$ 0.355	$ 0.355	$ 0.308	$ 0.226	$ 0.098
Less Distributions
From net investment income	$ (0.438)	$ (0.355)	$ (0.355)	$(0.189)	$(0.437)	$ (0.355)	$ (0.355)	$ (0.438)	$ (0.356)	$ (0.168)
Total distributions	$ (0.438)	$ (0.355)	$ (0.355)	$(0.189)	$(0.437)	$ (0.355)	$ (0.355)	$ (0.438)	$ (0.356)	$ (0.168)
Net asset value - End of year/period	$ 9.990	$ 9.940	$ 9.950	$ 9.990	$ 10.530	$10.480	$10.480	$ 10.530	$10.480	$10.480
Total Return(4)	(1.01)%	(1.80)%	(1.71)%	4.06%(7)	4.17%	3.39%	3.39%	2.95%	2.17%	0.90%(7)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$103,906	$12,622	$ 3,827	$10	$115,076	$18,238	$ 3,433	$104,089	$24,179	$ 207
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%	1.52%	1.52%	0.58%(8)	0.78%(5)	1.53%(5)	1.53%(5)	0.77%	1.52%	1.53%(8)
Interest and fee expense(10)	0.35%	0.35%	0.35%	0.35%(8)	0.27%	0.27%	0.27%	0.17%	0.17%	0.17%(8)
Total expenses before custodian fee reduction	1.12%	1.87%	1.87%	0.93%(8)	1.05%(5)	1.80%(5)	1.80%(5)	0.94%	1.69%	1.70%(8)
Expenses after custodian fee reduction excluding
interest and fees	0.76%	1.51%	1.51%	0.56%(8)	0.76%(5)	1.51%(5)	1.51%(5)	0.76%	1.51%	1.51%(8)
Net investment income	4.31%	3.56%	3.55%	4.66%(8)	4.10%	3.35%	3.35%	4.19%	3.44%	3.07%(8)
Portfolio Turnover	23%	23%	23%	23%(11)	16%	16%	16%	26%	26%	26%(9)

                                                                                        (See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)

	Michigan Fund
	Year Ended July 31,
	2010		2009		2008		2007		2006
	Class A	Class C	Class A	Class C	Class A	Class C	Class A	Class C	Class A	Class C(2)
Net asset value - Beginning of year/period	$ 8.410	$ 8,420	$ 8.950	$ 8.960	$ 9.480	$ 9.480	$ 9.510	$ 9.510	$ 9.630	$ 9.480
Income (Loss) From Operations
Net investment income(1)	$ 0.397	$ 0.330	$ 0.402	$ 0.341	$ 0.407	$ 0.337	$ 0.401	$ 0.326	$ 0.419	$ 0.080
Net realized and unrealized gain (loss)	0.496	0.498	(0.538)	(0.540)	(0.489)	(0.481)	(0.028)	(0.025)	(0.131)	0.033
Total income (loss) from operations	$ 0.893	$ 0.828	$ (0.136)	$(0.199)	$ (0.082)	$(0.144)	$ 0.373	$ 0.301	$ 0.288	$ 0.113
Less Distributions
From net investment income	$ (0.393)	$(0.328)	$ (0.404)	$(0.341)	$ (0.403)	$(0.331)	$ (0.403)	$(0.331)	$ (0.408)	$(0.083)
From net realized gain	—	—	—	—	(0.045)	(0.045)	—	—	—	—
Total distributions	$ (0.393)	$(0.328)	$ (0.404)	$(0.341)	$ (0.448)	$(0.376)	$ (0.403)	$(0.331)	$ (0.408)	$(0.083)
Net asset value - End of year/period	$ 8.910	$ 8.920	$ 8.410	$ 8.420	$ 8.950	$ 8.960	$ 9.480	$ 9.480	$ 9.510	$ 9.510
Total Return(4)	10.75%	9.93%	(1.29)%	(2.04)%	(0.88)%	(1.54)%	3.92%	3.16%	3.06%	1.20%(7)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$46,492	$ 3,641	$47,885	$ 3,513	$58,620	$ 4,049	$64,786	$ 3,028	$53,595	$ 141
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	1.50%	0.80%	1.55%	0.77%	1.52%	0.78%(5)	1.53%(5)	0.79%	1.54%(8)
Interest and fee expense(10)	0.01%	0.01%	0.16%	0.16%	0.14%	0.14%	0.24%	0.24%	0.24%	0.24%(8)
Total expenses before custodian fee reduction	0.76%	1.51%	0.96%	1.71%	0.91%	1.66%	1.02%(5)	1.77%(5)	1.03%	1.78%(8)
Expenses after custodian fee reduction excluding interest
and fees	0.75%	1.50%	0.80%	1.55%	0.75%	1.50%	0.75%(5)	1.50%(5)	0.78%	1.53%(8)
Net investment income	4.49%	3.74%	4.89%	4.14%	4.40%	3.65%	4.16%	3.39%	4.39%	3.39%(8)
Portfolio Turnover	6%	6%	15%	15%	24%	24%	15%	15%	32%	32%(9)

                                                                                                   (See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)
	Minnesota Fund
	Year Ended July 31,
	2010			2009			2008
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value - Beginning of year	$ 8.900	$ 9.580	$9.570	$ 8.930	$ 9.600	$ 9.620	$ 9.280	$ 9.990	$ 9.990
Income (Loss) From Operations
Net investment income(1)	$ 0.375	$ 0.330	$0.329	$ 0.374	$ 0.334	$ 0.333	$ 0.382	$ 0.338	$ 0.335
Net realized and unrealized gain (loss)	0.364	0.393	0.394	(0.028)	(0.020)	(0.049)	(0.336)	(0.376)	(0.353)
Total income (loss) from operations	$ 0.739	$ 0.723	$0.723	$ 0.346	$ 0.314	$ 0.284	$ 0.046	$(0.038)	$(0.018)
Less Distributions
From net investment income	$ (0.359)	$(0.313)	$ (0.313)	$ (0.376)	$(0.334)	$ (0.334)	$ (0.396)	$(0.352)	$(0.352)
Total distributions	$ (0.359)	$(0.313)	$ (0.313)	$ (0.376)	$(0.334)	$ (0.334)	$ (0.396)	$(0.352)	$(0.352)
Net asset value - End of year	$ 9.280	$ 9.990	$9.980	$ 8.900	$ 9.580	$ 9.570	$ 8.930	$ 9.600	$ 9.620
Total Return(4)	8.40%	7.62%	7.63%	4.15%	3.49%	3.17%	0.51%	(0.39)%	(0.19)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,036	$ 4,038	$15,291	$74,358	$ 5,225	$12,078	$69,234	$ 6,962	$ 8,569
Ratio (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	1.49%	1.48%	0.79%	1.54%	1.55%	0.75%	1.50%	1.50%
Interest and fee expense(10)	—	—	—	—	—	—	0.10%	0.10%	0.10%
Total expenses before custodian fee reduction	0.73%	1.49%	1.48%	0.79%	1.54%	1.55%	0.85%	1.60%	1.60%
Expenses after custodian fee reduction excluding interest and fees	0.73%	1.49%	1.48%	0.79%	1.54%	1.54%	0.70%	1.45%	1.45%
Net investment income	4.08%	3.33%	3.32%	4.38%	3.64%	3.61%	4.17%	3.43%	3.41%
Portfolio Turnover	3%	3%	3%	23%	23%	23%	18%	18%	18%

                                                                                            (See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)
	Minnesota Fund
	Year Ended July 31,
	2007			2006
	Class A	Class B	Class C	Class A	Class B	Class C(2)
Net asset value - Beginning of year/period	$ 9.280	$ 9.990	$ 9.990	$ 9.320	$10.020	$ 9.940
Income (Loss) From Operations
Net investment income(1)	$ 0.403	$ 0.363	$ 0.357	$ 0.424	$ 0.383	$ 0.231
Net realized and unrealized gain (loss)	0.007	0.003	0.009	(0.052)	(0.045)	0.041(6)
Total income from operations	$ 0.410	$ 0.366	$ 0.366	$ 0.372	$ 0.338	$ 0.272
Less Distributions
From net investment income	$ (0.410)	$(0.366)	$(0.366)	$ (0.412)	$ (0.368)	$(0.222)
Total distributions	$ (0.410)	$(0.366)	$(0.366)	$ (0.412)	$ (0.368)	$(0.222)
Net asset value - End of year/period	$ 9.280	$ 9.990	$ 9.990	$ 9.280	$ 9.990	$ 9.990
Total Return(4)	4.45%	3.68%	3.68%	4.08%	3.44%	2.77%(7)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$57,574	$ 7,827	$ 4,115	$34,677	$ 9,941	$ 986
Ratio (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%(5)	1.53%(5)	1.53%(5)	0.77%	1.52%	1.52%(8)
Interest and fee expense(10)	0.20%	0.20%	0.20%	0.22%	0.22%	0.22%(8)
Total expenses before custodian fee reduction	0.98%(5)	1.73%(5)	1.73%(5)	0.99%	1.74%	1.74%(8)
Expenses after custodian fee reduction excluding interest and fees	0.72%(5)	1.47%(5)	1.47%(5)	0.74%	1.49%	1.49%(8)
Net investment income	4.30%	3.60%	3.54%	4.57%	3.84%	3.78%(8)
Portfolio Turnover	4%	4%	4%	14%	14%	14%(9)

(See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)

	New Jersey Fund
	Year Ended July 31,
	2010			2009			2008
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I(2)
Net asset value - Beginning of year/period	$ 8.580	$8.960	$ 8.580	$ 9.500	$ 9.920	$ 9.510	$ 10.500	$10.950	$ 9.180
Income (Loss) From Operations
Net investment income(1)	$ 0.454	$0.402	$ 0.473	$ 0.457	$ 0.411	$ 0.468	$0.456	$ 0.394	$ 0.190
Net realized and unrealized gain (loss)	0.627	0.652	0.625	(0.929)	(0.972)	(0.933)	(0.977)	(1.008)	0.337
Total income (loss) from operations	$ 1.081	$1.054	$ 1.098	$ (0.472)	$ (0.561)	$(0.465)	$ (0.521)	$ (0.614)	$ 0.527
Less Distributions
From net investment income	$ (0.441)	$ (0.394)	$(0.458)	$ (0.448)	$ (0.399)	$(0.465)	$ (0.462)	$ (0.399)	$(0.197)
From net realized gain	—	—	—	—	—	—	(0.017)	(0.017)	—
Total distributions	$ (0.441)	$ (0.394)	$(0.458)	$ (0.448)	$ (0.399)	$(0.465)	$ (0.479)	$ (0.416)	$(0.197)
Net asset value - End of year/period	$ 9.220	$9.620	$ 9.220	$ 8.580	$ 8.960	$ 8.580	$9.500	$ 9.920	$ 9.510
Total Return(4)	12.76%	11.89%	12.96%	(4.66)%	(5.40)%	(4.56)%	(5.04)%	(5.68)%	5.73%(7)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$214,220	$31,491	$ 8,386	$215,406	$26,165	$ 1,808	$261,792	$28,204	$10
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	1.53%	0.58%	0.85%	1.59%	0.65%	0.81%	1.56%	0.61%(8)
Interest and fee expense(10)	0.11%	0.11%	0.11%	0.18%	0.18%	0.18%	0.26%	0.26%	0.26%(8)
Total expenses before custodian fee reduction	0.90%	1.64%	0.69%	1.03%	1.77%	0.83%	1.07%	1.82%	0.87%(8)
Expenses after custodian fee reduction excluding interest
and fees	0.79%	1.53%	0.58%	0.85%	1.59%	0.65%	0.80%	1.55%	0.60%(8)
Net investment income	4.98%	4.21%	5.16%	5.48%	4.73%	5.74%	4.57%	3.79%	4.76%(8)
Portfolio Turnover	13%	13%	13%	35%	35%	35%	47%	47%	47%(11)

(See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)
	New Jersey Fund
	Year Ended July 31,
	2007		2006
	Class A	Class C	Class A	Class C(2)
Net asset value - Beginning of year/period	$ 10.420	$10.870	$ 10.470	$10.740
Income (Loss) From Operations
Net investment income(1)	$0.481	$ 0.402	$ 0.462	$ 0.233
Net realized and unrealized gain (loss)	0.058	0.075	(0.055)	0.148(6)
Total income from operations	$0.539	$ 0.477	$ 0.407	$ 0.381
Less Distributions
From net investment income	$(0.459)	$ (0.397)	$ (0.457)	$ (0.251)
Total distributions	$(0.459)	$ (0.397)	$ (0.457)	$ (0.251)
Net asset value - End of year/period	$ 10.500	$10.950	$ 10.420	$10.870
Total Return(4)	5.18%	4.38%	4.00%	3.56%(7)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$264,281	$22,479	$189,294	$ 3,659
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%(5)	1.54%(5)	0.80%	1.55%(8)
Interest and fee expense(10)	0.42%	0.42%	0.39%	0.39%(8)
Total expenses before custodian fee reduction	1.21%(5)	1.96%(5)	1.19%	1.94%(8)
Expenses after custodian fee reduction excluding interest and fees	0.76%(5)	1.51%(5)	0.78%	1.53%(8)
Net investment income	4.51%	3.61%	4.45%	3.45%(8)
Portfolio Turnover	37%	37%	27%	27%(9)

(See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)

	Pennsylvania Fund
	Year Ended July 31,
	2010				2009				2008
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(2)
Net asset value - Beginning of year/
period	$8.650	$ 8.960	$ 8.960	$ 8.680	$ 9.190	$9.500	$ 9.510	$ 9.200	$ 9.970	$10.310	$10.320	$ 8.900
Income (Loss) From Operations
Net investment income(1)	$0.431	$ 0.375	$ 0.375	$ 0.450	$ 0.427	$0.379	$ 0.377	$ 0.442	$ 0.440	$ 0.381	$ 0.380	$ 0.192
Net realized and unrealized gain (loss)	0.391	0.404	0.404	0.401	(0.539)	(0.544)	(0.551)	(0.517)	(0.785)	(0.818)	(0.816)	0.297
Total income (loss) from operations	$0.822	$ 0.779	$ 0.779	$ 0.851	$ (0.112)	$ (0.165)	$ (0.174)	$ (0.075)	$ (0.345)	$ (0.437)	$ (0.436)	$ 0.489
Less Distributions
From net investment income	$ (0.412)	$ (0.359)	$ (0.359)	$ (0.431)	$ (0.428)	$ (0.375)	$ (0.376)	$ (0.445)	$ (0.435)	$ (0.373)	$ (0.374)	$(0.189)
Total distributions	$ (0.412)	$ (0.359)	$ (0.359)	$ (0.431)	$ (0.428)	$ (0.375)	$ (0.376)	$ (0.445)	$ (0.435)	$ (0.373)	$ (0.374)	$(0.189)
Net asset value - End of year/period	$9.060	$ 9.380	$ 9.380	$ 9.100	$ 8.650	$8.960	$ 8.960	$ 8.680	$ 9.190	$ 9.500	$ 9.510	$ 9.200
Total Return(4)	9.60%	8.75%	8.75%	9.91%	(0.87)%	(1.45)%	(1.55)%	(0.45)%	(3.52)%	(4.30)%	(4.29)%	5.49%(7)
Ratios/Supplemental Data
Net assets, end of year/period (000’s
omitted)	$210,024	$17,328	$46,080	$35,367	$212,358	$22,120	$38,427	$22,621	$229,953	$28,571	$33,457	$32
Ratios (as a percentage of average daily net
assets):
Expenses excluding interest and fees	0.79%	1.55%	1.54%	0.60%	0.82%	1.57%	1.57%	0.62%	0.81%	1.56%	1.56%	0.60%(8)
Interest and fee expense(10)	0.09%	0.09%	0.09%	0.09%	0.29%	0.29%	0.29%	0.29%	0.42%	0.42%	0.42%	0.42%(8)
Total expenses before custodian fee
reduction	0.88%	1.64%	1.63%	0.69%	1.11%	1.86%	1.86%	0.91%	1.23%	1.98%	1.98%	1.02%(8)
Expenses after custodian fee reduction
excluding interest and fees	0.79%	1.55%	1.54%	0.60%	0.82%	1.57%	1.57%	0.62%	0.79%	1.54%	1.54%	0.58%(8)
Net investment income	4.74%	3.99%	3.98%	4.93%	5.15%	4.41%	4.38%	5.37%	4.58%	3.83%	3.83%	4.98%(8)
Portfolio Turnover	10%	10%	10%	10%	27%	27%	27%	27%	24%	24%	24%	24%(11)

                                                                                                       (See footnotes on last page.)

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

Financial Highlights (continued)
	Pennsylvania Fund
	Year Ended July 31,
	2007			2006
	Class A	Class B	Class C	Class A	Class B	Class C(2)
Net asset value - Beginning of year/period	$ 9.930	$10.270	$10.280	$9.920	$10.260	$10.250
Income (Loss) From Operations
Net investment income(1)	$ 0.434	$ 0.372	$ 0.368	$0.458	$ 0.398	$ 0.203
Net realized and unrealized gain (loss)	0.042	0.040	0.045	0.010	0.009	0.044
Total income (loss) from operations	$ 0.476	$ 0.412	$ 0.413	$0.468	$ 0.407	$ 0.247
Less Distributions
From net investment income	$ (0.436)	$ (0.372)	$ (0.373)	$(0.458)	$ (0.397)	$ (0.217)
Total distributions	$ (0.436)	$ (0.372)	$ (0.373)	$(0.458)	$ (0.397)	$ (0.217)
Net asset value - End of year/period	$ 9.970	$10.310	$10.320	$9.930	$10.270	$10.280
Total Return(4)	4.81%	4.02%	4.02%	4.84%	4.05%	2.38%(7)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$238,254	$36,425	$20,528	$187,902	$42,291	$ 3,026
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%(5)	1.55%(5)	1.55%(5)	0.82%	1.57%	1.57%(8)
Interest and fee expense(10)	0.54%	0.54%	0.54%	0.38%	0.38%	0.38%(8)
Total expenses before custodian fee reduction	1.34%(5)	2.09%(5)	2.09%(5)	1.20%	1.95%	1.95%(8)
Expenses after custodian fee reduction excluding interest and fees	0.77%(5)	1.52%(5)	1.52%(5)	0.80%	1.55%	1.55%(8)
Net investment income	4.29%	3.56%	3.52%	4.63%	3.89%	3.60%(8)
Portfolio Turnover	27%	27%	27%	31%	31%	31%(9)

Notes to Financial Highlights:

(1) Computed using average shares outstanding.

(2) For Class C of the Arizona Fund for the period from the start of business, December 16, 2005 to July 31, 2006; for Class C of the Connecticut Fund for the period from the start of business, February 9, 2006 to July 31, 2006; for Class I of the Connecticut Fund for the period from the start of business, March 3, 2008 to July 31, 2008; for Class C of the Michigan Fund for the period from the start of business, May 2, 2006 to July 31, 2006; for Class C of the Minnesota Fund for the period from the start of business, December 21, 2005 to July 31, 2006; for Class C of the New Jersey Fund for the period from the start of business, December 14, 2005 to July 31, 2006; for Class I of the New Jersey Fund for the period from the start of business, March 3, 2008 to July 31, 2008; for Class C of the Pennsylvania Fund for the period from the start of business, January 12, 2006 to July 31, 2006; and for Class I of the Pennsylvania Fund for the period from the start of business, March 3, 2008 to July 31, 2008.

(3) Amount is less than $0.0005.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5) The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(6) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(7) Not annualized. (8) Annualized.

(9) For the year ended July 31, 2006.

(10) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I to the Funds’ audited financial statements).

(11) For the year ended July 31, 2008.

Eaton Vance State Municipal Income Funds

Prospectus dated December 1, 2010 as revised February 17, 2011

More Information

About the Funds: More information is available in the Statement of Additional Information. The
Statement of Additional Information is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each
Fund’s performance during the past fiscal year. You may obtain free copies of the Statement of Additional
Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about each Fund (including the Statement of Additional Information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC
(call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public
Reference Section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at
publicinfo@sec.gov.
Shareholder Inquiries: You can obtain more information from Eaton Vance Shareholder Services or the
Fund transfer agent, BNY Mellon Asset Servicing. If you own shares and would like to add to, redeem or change your account, please write or call below:

Regular Mailing	Overnight Mailing	Phone Number:
Address:	Address:	1-800-262-1122
Eaton Vance Funds	Eaton Vance Funds	Monday - Friday
P.O. Box 9653	101 Sabin Street	8 a.m. - 6 p.m. ET
Providence, RI 02940-	Pawtucket, RI
9653	02860

The Funds’ Investment Company Act File No. is 811-04409.	C12/1ABP
089-2/11	© 2011 Eaton Vance Management